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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 29, 1996
                                 ---------------



                             Wang Laboratories, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                1-5677                                 04-2192707
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)



           600 Technology Park Drive, Billerica, Massachusetts        01821
        ----------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (508) 967-5000
                                                           --------------


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
            -------------------------------------

            On August 29, 1996 Wang Laboratories, Inc. (the "Company") completed the acquisition pursuant to the Stock Purchase Agreement among the Company and the other stockholders of I-NET, Inc. signatories thereto (the "Other Stockholders") dated as of July 24, 1996, as amended on August 29, 1996, for all of the common stock, par value $.0002 per share, of I-NET, Inc., Series A preferred stock, par value $.001 per share, of I-NET, Inc. and Series C preferred stock, par value $.001 per shares, of I-NET, Inc. In consideration for the shares of I-NET, Inc. the Company paid the Other Stockholders (i) $94,694,205 dollars in cash, and (ii) non-negotiable, non-interest bearing, subordinated promissory notes, in the principal aggregate face amount of $64,501,941 which mature one year from the date of closing (the "Promissory Notes"). At the Company's option, 50% of the Promissory Notes can be paid in common stock, par value $.01 per share, of the Company upon the maturity date. The primary source of the cash portion of the purchase price was a loan from a group of banks led by Bankers Trust Company. The acquisition will be accounted for according to purchase accounting principles.

            The foregoing is a brief summary of certain provisions of the Stock Purchase Agreement, as amended, a copy of which is filed as an exhibit hereto. This summary is qualified in its entirety by, and is subject to, the more complete information set forth in the Stock Purchase Agreement attached hereto as Exhibit 1.

ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS.
            ---------------------------------

      (a)    Financial Statements of Business Acquired

            It is not practicable to provide the required financial statements of I-NET, Inc. at the time of the filing of this Report. Accordingly, such financial statements will be filed by an amendment to this Report, as soon as practicable, but no later than November 12, 1996.

      (b)    Pro forma Financial Information

            It is not practicable to provide the required pro forma financial information of the Company at the time of the filing of this Report. Accordingly, such pro forma financial information will be filed by an amendment to this report, as soon as practicable, but no later than November 12, 1996.




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      (c)    Exhibits

Item                    Description
- ----                    -----------

1.                      Stock Purchase Agreement
                          among the Company and the
                          other stockholders of I-NET,
                          Inc. signatories thereto,
                          as amended.

2.                      Amended and Restated Credit
                          Agreement among the Company,
                          Wang Federal, Inc., Wang Canada
                          Limited, I-NET, Inc., Dataserv
                          Computer Maintenance, Inc.,
                          certain Lenders, Co-Agents
                          and a Collateral Agent named
                          therein, and Bankers Trust
                          Company as Agent and Issuing
                          Bank dated as of August 29,
                          1996.






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WANG LABORATORIES, INC.



Dated:  September 12, 1996                By: /s/ Albert A. Notini
        ------------------                   ------------------------
                                             Albert A. Notini
                                             Senior Vice President,
                                                General Counsel and
                                                Corporate Secretary









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                                  EXHIBIT INDEX


Exhibit No.            Description                                   Page No.
- -----------            -----------                                   --------

1.                     Stock Purchase Agreement
                          among the Company and the
                          other stockholders of I-NET,
                          Inc. signatories thereto,
                          as amended.

2.                     Amended and Restated Credit
                          Agreement among the Company,
                          Wang Federal, Inc., Wang Canada
                          Limited, I-NET, Inc., Dataserv
                          Computer Maintenance, Inc.,
                          certain Lenders, Co-Agents
                          and a Collateral Agent
                          named therein, and Bankers
                          Trust Company as Agent and
                          Issuing Bank dated as of
                          August 29, 1996.